--------------------------------------------------------------------------------
EMERGING MARKET FIXED INCOME
--------------------------------------------------------------------------------

Alliance Multi-Market
Strategy Trust

Semi-Annual Report
April 30, 2002

                               [GRAPHIC OMITTED]

                                        Alliance Capital [LOGO] (R)
                                        The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 26, 2002

Dear Shareholder:

This report contains the performance, investment strategy and outlook for Alliance Multi-Market Strategy Trust (the "Fund") for the semi-annual reporting period ended April 30, 2002.

Investment Objective and Policies

This open-end fund seeks the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. dollar to 25% of its net assets, except for the euro, in which the Fund may invest up to 50% of its net assets.

Investment Performance

The following table provides the Fund's performance during the six- and 12-month periods ended April 30, 2002. For comparison, we have included the performance for the Merrill Lynch 1-5 Year Government Bond Index, a standard measure of the performance of a basket of unmanaged short-term Treasury securities, and the Lipper Short World Multi-Market Income Funds Average, which reflects the average performance of 17 funds during the six- and 12-month periods, with similar investment objectives to the Fund.

INVESTMENT RESULTS*
Periods Ended April 30, 2002

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------

Alliance
Multi-Market
Strategy Trust
  Class A                                                      -0.29%      3.66%
--------------------------------------------------------------------------------
  Class B                                                      -0.63%      2.92%
--------------------------------------------------------------------------------
  Class C                                                      -0.64%      2.75%
--------------------------------------------------------------------------------
Merrill Lynch
1-5 Year
Government
Bond Index                                                      0.42%      6.63%
--------------------------------------------------------------------------------
Lipper Short
World Multi-
Market Income
Funds Average                                                  -0.11%      2.98%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of April 30, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Merrill Lynch 1-5 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in one to five years. The Lipper Short World Multi-Market Income Funds Average (the "Lipper Average") reflects performance of 17 funds during the six- and 12-month periods ended April 30, 2002. The


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 1

-----------------------
LETTER TO SHAREHOLDERS
-----------------------

      funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.

      Additional investment results appear on pages 6-9.

During the six-month period ended April 30, 2002, the Fund underperformed the Merrill Lynch 1-5 Year U.S. Government Bond Index. However, during the 12-month period, the Fund outperformed its peer group, the Lipper Short World Multi-Market Income Funds Average, an average comprised of similarly invested funds. Additionally, the Fund ranked 6 out of 17 and placed in the 36th percentile relative to its peer group for the 12-month period.

The primary contributor to the Fund's underperformance for the six-month period was its underweighted position in U.S. securities relative to its benchmark. The 1-5 Year U.S. Treasury market has remained strong throughout the period-driven by aggressive Fed easing and a flight to quality. Under scrutiny were businesses with questionable accounting treatments and off-balance sheet liabilities. In addition, companies related to the telecommunications and energy sectors have found themselves facing tough funding conditions. There was a great divergence between the old market economy companies (i.e., industrials, chemical, paper and metal) with good cash flows and accessibility to the markets and those companies of the new market economy (i.e., telecommunications, wireless and media).

Furthermore, the Fund's holdings in non-U.S. debt also dampened performance over the past six and 12 months relative to the Merrill Lynch 1-5 Year U.S. Government Bond Index, which measures only U.S. dollar-denominated securities.

Market Overview

Signs of a global economic turnaround appeared as we entered 2002. In the U.S., economic growth surpassed expectations for both the fourth quarter of 2001 and the first quarter of 2002, boosted by robust consumer spending, housing and accommodative monetary policy (low interest rates) and fiscal policy (tax reductions and increased government spending). An increase in industrial production levels and manufacturing further indicated that the U.S. economy was beginning to rebound.

In Europe, economic growth continued to contract due to inventory liquidation and declining investment spending, but it appears to have finally reached bottom. Flatter yield curves among the G-7 Nations (the seven major industrialized nations, including Canada, France, Germany, Italy,


--------------------------------------------------------------------------------
 o 2 ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                         -----------------------
                                                          LETTER TO SHAREHOLDERS
                                                         -----------------------

Japan, the United Kingdom and the United States), rebounding commodity prices and the cessation of the European Central Bank easing have signaled the beginning of an economic recovery and a global economic turnaround.

In Japan, developments early in 2002 have further reinforced the belief that a cyclical recovery is underway. According to March's Tankan survey (a short-term economic survey of Japanese enterprises providing an overall impression on the business climate in Japan), exports sharply rebounded in the first quarter of 2002, leading to an increase in corporate sentiment. Japan's economic and financial problems, however, remained unsolved and have dampened growth.

The short-term U.S. bond market, as represented by the Merrill Lynch 1-5 Year U.S. Government Bond Index, posted a positive return of 0.42% during the six-month period. Shorter-term Treasuries outperformed long-term Treasuries as economic data indicated a stronger economic recovery and Fed tightening by mid-year 2002. Yields moderately increased across the maturity spectrum and the slope of the yield curve flattened as intermediate maturities rose.

Investment Strategy

During the past six-month period, we made few major strategic bond shifts in the Fund's portfolio. We continued to switch between the U.S. and European bond markets as their relative values changed. We used the strength of the U.S. bond market to reduce our U.S. corporate overweight at favorable levels and invested the proceeds into European government and corporate debt, as well as New Zealand and Australian government debt. We also reduced our Scandinavian (Denmark and Finland) and United Kingdom government holdings and further increased our exposure to European government and corporate securities (Spain, Italy, Belgium and Sweden) as those economies slowed substantially and further monetary easing was expected.

More importantly, we implemented a strategic shift to increase the Fund's foreign currency exposure during this period. We added exposure to Canadian, New Zealand and Australian dollars. With expectations that Sweden will enter the European Monetary Union at a stronger Swedish krona exchange rate versus the euro, we have cross-hedged the Fund's krona position. We added a new position in the Korean won due to a belief that the recovery in the global industrial product will result in a stronger economy and currency for Korea. We also invested in the Chilean peso with expectations of higher copper prices.

Outlook

The world economic outlook continues to improve, sparked by the evidence of a stronger than anticipated rebound in the U.S. economy, coupled with the


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 3

-----------------------
LETTER TO SHAREHOLDERS
-----------------------

initial success of the war on terrorism. For most of 2002, we see a broadly synchronized recovery among the G-7 economies. It will be late this year before local, rather than global, fundamentals dominate economic performance. In the near-term, yield curves will continue to flatten due to stronger signs of economic growth in the U.S. and Europe.

In the U.S., accelerating liquidity, improving consumer confidence, a deceleration in the job-loss rate and a turnaround in manufacturing activity indicate that a strong recovery is underway. We expect economic growth to advance throughout the year, with gross domestic product (GDP) reaching a 4.0% annualized pace by the fourth quarter. We expect the Federal Reserve will begin to tighten its policy in August and, given this environment, interest rates will gradually trend higher.

Outside of the U.S., improving commodity prices and flatter yield curves indicate that a global economic rebound is underway and central banks should gradually tighten monetary policy (Sweden and New Zealand have already begun to tighten in the first quarter of 2002). European sentiment and production indicators suggest that European economies will follow the U.S., but with a lag. Europe's monetary authorities are not likely to begin tightening until year-end; because they eased less aggressively than the Federal Reserve, they are not compelled to unwind that easing as rapidly. On the currency front, we expect the euro to remain steady or to weaken versus the dollar.

The prospect of the Bank of Japan raising rates remains low, as consumer prices are continuing to fall and the economy is still contracting. With little reform, low nominal government spending and growing disappointment with policymakers, GDP will barely expand this year. Once the export-led increase in industrial production has slowed, we would expect the yen to weaken by the end of 2002 due to Japan's economic problems.

With Government spending on the rise and slowing tax receipts, we expect the supply of treasury debt to add pressure on historically low interest rates. We plan to maintain an underweight position in U.S. debt. We believe that U.S. Treasury Inflation Protection Bonds offer an attractive risk/return trade off considering our forecasts for inflation. With expectations that the European Central Bank will tighten, we seek to invest outside of Europe. We will continue to increase our Polish exposure and are considering investing in commodity countries such as Chile and global exporters of industrial goods such as Korea. At current yields, we still find Japan unattractive. On the currency front, we believe that many of the factors that have helped maintain a strong dollar in the face of a large cur-


--------------------------------------------------------------------------------
4 o  ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                         -----------------------
                                                          LETTER TO SHAREHOLDERS
                                                         -----------------------

rent account deficit are fading, and we plan to increase the Fund's exposure to foreign currency.

Thank you for your continued interest and investment in Alliance Multi-Market Strategy Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Douglas J. Peebles

Douglas J. Peebles
Vice President

[PHOTO] John D. Carifa

[PHOTO] Douglas J. Peebles

Portfolio Manager, Douglas J. Peebles, has over 15 years of investment experience.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 5

-------------------
PERFORMANCE UPDATE
-------------------

PERFORMANCE UPDATE

ALLIANCE MULTI-MARKET STRATEGY TRUST
GROWTH OF A $10,000 INVESTMENT
4/30/92 TO 4/30/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Merrill Lynch 1-5 Year Government Bond Index:           $18,672
Lipper Short-World Multi-Market Income Funds Average:   $14,490
Alliance Multi-Market Strategy Trust Class A:           $14,053


                       Alliance            ML 1-5 Year           Lipper
                      Multi-Market          Govt Bond          Short World
                     Strategy Trust           Index          Multi-Market Avg.
-------------------------------------------------------------------------------
     4/30/92             $ 9,571             $10,000             $10,000
     4/30/93             $ 9,472             $11,030             $10,338
     4/30/94             $ 9,795             $11,148             $10,638
     4/30/95             $ 8,614             $11,813             $10,770
     4/30/96             $ 9,880             $12,675             $11,392
     4/30/97             $11,052             $13,448             $11,933
     4/30/98             $11,924             $14,500             $12,537
     4/30/99             $12,586             $15,402             $13,190
     4/30/00             $12,656             $15,867             $13,332
     4/30/01             $13,558             $17,511             $14,034
     4/30/02             $14,053             $18,672             $14,490


This chart illustrates the total value of an assumed $10,000 investment in Alliance Multi-Market Strategy Trust Class A shares (from 4/30/92 to 4/30/02) as compared to the performance of an appropriate broad-based index and the Lipper Short-World Multi-Market Income Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Merrill Lynch 1-5 Year Government Bond Index is composed of U.S.government agency and Treasury securities with maturities of one to five years.

The Lipper Short-World Multi-Market Income Funds Average reflects the performance of 6 funds (based on the number of funds in the average from 4/30/92 to 4/30/02). These funds have generally similar investment objectives to Alliance Multi-Market Strategy Trust, although the investment policies of some funds included in the average may vary.

When comparing Alliance Multi-Market Strategy Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.


--------------------------------------------------------------------------------
6 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE MULTI-MARKET STRATEGY TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

        Alliance Multi-Market Strategy Trust-Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                          Alliance Multi-Market    Merrill Lynch 1-5 Year
                             Strategy Trust         Government Bond Index
--------------------------------------------------------------------------------
      4/30/93                    -1.04%                    10.30%
      4/30/94                     3.41%                     1.06%
      4/30/95                   -12.06%                     5.97%
      4/30/96                    14.70%                     7.30%
      4/30/97                    11.87%                     6.09%
      4/30/98                     7.89%                     7.83%
      4/30/99                     5.56%                     6.22%
      4/30/00                     0.56%                     3.01%
      4/30/01                     7.12%                    10.36%
      4/30/02                     3.66%                     6.63%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the Fund's net asset value (NAV). Returns for Class B and Class C shares will vary due to different expenses charged to these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Merrill Lynch 1-5 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in one to five years. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2002 (unaudited)

INCEPTION DATES                                       PORTFOLIO STATISTICS
                                                      Net Assets ($mil): $298.4
Class A Shares
5/29/91
Class B Shares
5/29/91
Class C Shares
5/3/93


COUNTRY BREAKDOWN

18.4% Italy
15.0% United States
 9.2% Sweden
 7.8% Netherlands
 6.5% Denmark
 6.2% New Zealand                                     [PIE CHART OMITTED]
 5.4% Australia
 4.9% Canada
 4.8% Germany
 4.7% Spain
 4.6% United Kingdom
 4.4% Belgium
 3.3% France
 3.2% Poland
 1.6% South Korea


CURRENCY BREAKDOWN

40.0% Euro
16.0% U.S. Dollar
 9.2% Swedish Krona
 6.5% Danish Krone
 6.2% New Zealand Dollar
 5.4% Australian Dollar                               [PIE CHART OMITTED]
 4.9% Canadian Dollar
 4.6% British Pound
 3.2% Polish Zloty
 1.6% Korean Won

 2.4% Short-Term


All data as of April 30, 2002. The Fund's country and currency breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
           1 Year                 3.66%                      -0.68%
          5 Years                 4.93%                       4.02%
         10 Years                 3.92%                       3.46%
        SEC Yield**               3.14%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
           1 Year                 2.92%                      -0.01%
          5 Years                 4.14%                       4.14%
         10 Years(a)              3.42%                       3.42%
        SEC Yield**               2.51%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
           1 Year                 2.75%                       1.78%
          5 Years                 4.14%                       4.14%
  Since Inception*                3.68%                       3.68%
        SEC Yield**               2.56%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2002)

                            Class A           Class B          Class C
                            Shares            Shares           Shares
--------------------------------------------------------------------------------
           1 Year           -1.42%            -0.93%            1.01%
          5 Years            3.92%             3.97%            4.02%
         10 Years            3.49%             3.46%             N/A
  Since Inception*           3.56%             3.51%            3.61%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuations may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 5/29/91, Class A and Class B; 5/3/93, Class C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended April 30, 2002.

(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2002 (unaudited)

                                                       Principal
                                                          Amount
                                                           (000)  U.S. $ Value
------------------------------------------------------------------------------

Australia-5.2%
Debt Obligations-5.2%
Citibank, Ltd.
   5.75%, 7/15/05(a) ...............           AUD         5,000   $ 2,669,423
International Bank of Reconstruction
   & Development
   5.50%, 5/14/03(a) ...............                      13,795     7,437,607
New South Wales Treasury Corp. .....
   4.38%, 12/20/04(a) ..............                      10,385     5,408,558
                                                                   -----------

Total Australian Securities
   (cost $14,998,395) ..............                                15,515,588
                                                                   -----------

Belgium-4.3%
Government Obligations-4.3%
Kingdom of Belgium
   7.25%, 4/29/04(a) ...............           EUR         7,100     6,760,021
   7.75%, 10/15/04(a) ..............                       6,100     5,918,940
                                                                   -----------

Total Belgian Securities
   (cost $12,927,674) ..............                                12,678,961
                                                                   -----------

Canada-4.7%
Government Obligation-4.7%
Government of Canada
   8.75%, 12/01/05(a)
   (cost $14,261,351) ..............           CAD        19,500    14,050,772
                                                                   -----------

Denmark-6.3%
Government Obligations-6.3%
Kingdom of Denmark
   8.00%, 5/15/03(a) ...............           DKK        31,500     3,962,996
   8.00%, 3/15/06(a) ...............                     111,500    14,933,830
                                                                   -----------

Total Danish Securities
   (cost $19,326,410) ..............                                18,896,826
                                                                   -----------

France-3.2%
Government Obligation-3.2%
Government of France
   8.50%, 4/25/03(a)
   (cost $10,623,740) ..............           EUR        10,000     9,409,135
                                                                   -----------

Germany-4.7%
Government Obligation-4.7%
Republic of Germany
   6.25%, 4/26/06(a)
   (cost $13,893,746) ..............                      14,550    13,848,514
                                                                   -----------


--------------------------------------------------------------------------------
10 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)  U.S. $ Value
------------------------------------------------------------------------------

Italy-17.8%
Government Obligations-17.8%
Republic of Italy
   8.50%, 4/01/04(a) ...............           EUR         8,500   $ 8,255,126
   9.50%, 1/01/05(a) ...............                      44,250    44,744,692
                                                                   -----------

Total Italian Securities
   (cost $56,409,312) ..............                                52,999,818
                                                                   -----------

Netherlands-7.5%
Debt Obligation-3.2%
Deutsche Finance BV
   6.75%, 6/24/04(a) ...............           US$         9,000     9,515,745
                                                                   -----------

Government Obligation-4.3%
Government of Netherlands
   6.00%, 1/15/06(a) ...............           EUR        13,750    12,951,166
                                                                   -----------

Total Dutch Securities
   (cost $22,154,501) ..............                                22,466,911
                                                                   -----------

New Zealand-6.0%
Government Obligation-6.0%
Government of New Zealand
   8.00%, 11/15/06(a)
   (cost $17,094,279) ..............           NZ$        38,100    17,979,465
                                                                   -----------

Poland-3.1%
Debt Obligation-3.1%
Citibank, NA
   14.50%, 6/16/05(a) ..............           PLN         5,000     1,415,342
European Bank of Reconstruction
   & Development
   9.63%, 2/23/04(a) ...............                      15,000     3,764,311
European Investment Bank
   17.00%, 3/24/05(a) ..............                      10,000     2,974,239
Nordic Investment Bank
   15.50%, 1/19/04(a) ..............                       4,000     1,090,577
                                                                   -----------

Total Polish Securities
   (cost $9,060,837) ...............                                 9,244,469
                                                                   -----------

South Korea-1.5%
Debt Obligation-1.5%
Deutsche Bank KRW Linked Note
   9.35%, 4/15/03
   (cost $4,500,000) ...............           KRW     5,985,000     4,578,130
                                                                   -----------


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)  U.S. $ Value
------------------------------------------------------------------------------

Spain-4.5%
Government Obligation-4.5%
Government of Spain
   8.00%, 5/30/04(a)
   (cost $15,119,098) ..............           EUR        14,000   $13,547,356
                                                                   -----------

Sweden-8.9%
Debt Obligation-4.8%
AB Spintab
   5.75%, 6/15/05(a) ...............           SEK       145,500    14,228,183
                                                                   -----------

Government Obligation-4.1%
Kingdom of Sweden
   10.25%, 5/05/03(a) ..............                     121,200    12,389,071
                                                                   -----------

Total Swedish Securities
   (cost $28,330,854) ..............                                26,617,254
                                                                   -----------

United Kingdom-4.5%
Debt Obligation-4.5%
Abbey National Treasury
   6.50%, 3/05/04(a)
   (cost $14,971,961) ..............           GBP         9,000    13,390,350
                                                                   -----------

United States-12.3%
Debt Obligation-4.6%
KFW International Finance
   5.00%, 12/22/04(a) ..............           US$        13,500    13,867,200
                                                                   -----------

Government Obligations-7.7%
U.S. Treasury Bonds
   10.75%, 8/15/05(a) ..............                       3,000     3,616,860
U.S. Treasury Notes
   3.38%, 1/15/07(a)(TIPS) .........                      11,221    11,638,061
   4.63%, 5/15/06(a) ...............                       7,500     7,598,400
                                                                   -----------
                                                                    22,853,321
                                                                   -----------
Total United States Securities
   (cost $36,795,144) ..............                                36,720,521
                                                                   -----------

SHORT-TERM INVESTMENT-2.3%
Time Deposit-2.3%
Royal Bank of Canada
   1.81%, 5/01/02
   (cost $6,800,000) ...............                       6,800     6,800,000
                                                                   -----------


--------------------------------------------------------------------------------
12 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                                  U.S. $ Value
------------------------------------------------------------------------------

Total Investments-96.8%
   (cost $297,267,302)............                               $ 288,744,070
Other assets less liabilities-3.2%                                   9,632,768
                                                                 -------------

Net Assets-100%...................                               $ 298,376,838
                                                                 =============

(a) Securities, or a portion thereof, with an aggregate market value of $276,099,779 have been segregated to collateralize forward exchange currency contracts.

      Glossary:

      TIPS - Treasury Inflation Protected Security

      See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2002 (unaudited)

Assets
Investments in securities, at value (cost $297,267,302)   $ 288,744,070
Cash ..................................................         795,953
Foreign currency, at value (cost $13,047) .............          13,034
Interest receivable ...................................      10,215,929
Receivable for investment securities sold .............       6,800,342
Receivable for capital stock sold .....................       6,037,771
                                                          -------------
Total assets ..........................................     312,607,099
                                                          -------------
Liabilities
Payable for investment securities purchased ...........       6,800,000
Unrealized depreciation of forward exchange
   currency contracts .................................       5,410,805
Payable for capital stock redeemed ....................         955,791
Dividends payable .....................................         422,789
Advisory fee payable ..................................         145,671
Distribution fee payable ..............................          86,284
Accrued expenses and other liabilities ................         408,921
                                                          -------------
Total liabilities .....................................      14,230,261
                                                          -------------
Net Assets ............................................   $ 298,376,838
                                                          =============
Composition of Net Assets
Capital stock, at par .................................   $      51,340
Additional paid-in capital ............................     388,616,567
Distributions in excess of net investment income ......      (9,846,704)
Accumulated net realized loss on investments,
   written options and foreign currency transactions ..     (66,682,724)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ........     (13,761,641)
                                                          -------------
                                                          $ 298,376,838
                                                          =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($274,659,952/47,270,045 shares of capital stock
   issued and outstanding) ............................           $5.81
Sales charge--4.25% of public offering price ..........             .26
                                                                  =====
Maximum offering price ................................           $6.07
                                                                  =====
Class B Shares
Net asset value and offering price per share
   ($9,345,100/1,603,664 shares of capital stock
   issued and outstanding) ............................           $5.83
                                                                  =====
Class C Shares
Net asset value and offering price per share
   ($14,371,786/2,465,875 shares of capital stock
   issued and outstanding) ............................           $5.83
                                                                  =====

See notes to financial statements.

--------------------------------------------------------------------------------
14 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2002 (unaudited)

Investment Income
Interest (net of foreign taxes withheld
   of $2,334) .............................                  $ 7,429,548
Expenses
Advisory fee ..............................   $   902,819
Distribution fee -- Class A ...............       413,063
Distribution fee -- Class B ...............        52,139
Distribution fee -- Class C ...............        73,463
Transfer agency ...........................       480,685
Custodian .................................       190,442
Printing ..................................        88,872
Administrative ............................        67,500
Audit and legal ...........................        53,908
Registration ..............................        24,761
Directors' fees ...........................        10,146
Miscellaneous .............................         9,232
                                              -----------
Total expenses ............................                    2,367,030
                                                             -----------
Net investment income .....................                    5,062,518
                                                             -----------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain on investment and written
   option transactions ....................                      725,686
Net realized loss on foreign currency
   transactions ...........................                   (5,558,796)
Net change in unrealized
   appreciation/depreciation of:
   Investments ............................                    4,805,578
   Foreign currency denominated assets
   and liabilities ........................                   (6,368,699)
                                                             -----------
Net loss on investments, written options
   and foreign currency transactions ......                   (6,396,231)
                                                             -----------
Net Decrease in Net Assets from
   Operations .............................                  $(1,333,713)
                                                             ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                        Six Months Ended    Year Ended
                                         April 30, 2002     October 31,
                                           (unaudited)         2001
                                        ===============   ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income .................   $   5,062,518    $  18,804,187
Net realized loss on investment,
   written options and foreign currency
   transactions .......................      (4,833,110)     (24,360,689)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities .      (1,563,121)      31,456,578
                                          -------------    -------------
Net increase (decrease) in net assets
   from operations ....................      (1,333,713)      25,900,076
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ............................      (7,692,195)     (15,811,764)
   Class B ............................        (251,444)        (609,918)
   Class C ............................        (354,201)        (760,151)
Tax return of capital
   Class A ............................              -0-     (12,255,833)
   Class B ............................              -0-        (472,753)
   Class C ............................              -0-        (589,199)
Capital Stock Transactions
Net decrease ..........................      (7,775,311)     (14,855,981)
                                          -------------    -------------
Total decrease ........................     (17,406,864)     (19,455,523)
Net Assets
Beginning of period ...................     315,783,702      335,239,225
                                          -------------    -------------
End of period .........................   $ 298,376,838    $ 315,783,702
                                          =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency con-


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes arerequired.

4. Investment Income and Investment Transactions

Interest income is accrued daily. In vestment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change in Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial


--------------------------------------------------------------------------------
18 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $5,025,700 decrease in cost of investments and a corresponding $5,025,700 decrease in net unrealized depreciation, based on investments owned by the Fund on November 1, 2001.

The effect of this change for the period ended April 30, 2002, was to decrease net investment income by $3,071,750, decrease net unrealized depreciation of investments by $1,976,001 and increase net realized gain on investment transactions by $1,095,749. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $67,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 2002.

The Fund compensates Alliance Global In vestor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $313,347 for the six months ended April 30, 2002.

For the six months ended April 30, 2002 the Fund's expenses were re duced by $1,805 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $13,034 from the sale of Class A shares and $1,493, $10,185 and $370 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2002.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,567,290 and $1,459,651 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $100,454,965 and $124,534,223, respectively, for the six months ended April 30, 2002. There were purchases of $36,217,666 and sales of $28,261,963 of U.S. government and government agency obli gations for the six months ended April 30, 2002.

At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $2,549,293 and gross unrealized depreciation of investments was $11,072,525 resulting in net unrealized depreciation of $8,523,232 (excluding foreign currency transactions).

At October 31, 2001, the Fund had a capital loss carryforward of $61,849,614 of which $33,977,958 expires in the year 2002, $6,103,309 expires in the year 2003, $973,274 expires in the year 2004, $572,902 expires in the year 2005, $6,799,602 expires in the year 2007, $9,788,373 expires in the year 2008 and $3,634,196 expires in the year 2009. In addition, during the current fiscal year, capital loss carryforwards of $24,820,928 expired unutilized.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies, and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts, are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount


--------------------------------------------------------------------------------
20 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At April 30, 2002, the Fund had outstanding forward exchange currency contracts, as follows:

                                                  U.S.$
                                 Contract       Value on         U.S.$       Unrealized
                                   Amount    Origination        Current   Appreciation/
                                    (000)           Date          Value  (Depreciation)
                                -------------------------------------------------------
Forward Exchange
  Currency Buy
  Contracts
Canadian Dollar,
  settling 6/10/02                  9,500   $  5,944,336   $  6,056,137   $    111,801
Euro,
  settling 5/08/02-5/29/02         18,904     16,776,259     17,007,205        230,946
Japanese Yen,
  settling 5/07/02-5/31/02      1,274,140      9,844,002      9,927,581         83,579
New Zealand Dollar,
  settling 6/10/02                  6,900      2,987,735      3,073,105         85,370
Swedish Krona,
  settling 5/14/02                 32,200      3,143,337      3,126,950        (16,387)
Forward Exchange
  Currency Sale
  Contracts
Australian Dollar,
  settling 5/15/02                 25,711     13,714,087     13,800,092        (86,005)
British Pound,
  settling 6/05/02                  9,178     13,142,896     13,341,508       (198,612)
Canadian Dollar,
  settling 6/10/02                 31,135     19,641,062     19,848,225       (207,163)
Danish Krona,
  settling 5/28/02                159,973     18,934,862     19,345,801       (410,939)
Euro,
  settling 5/28/02-7/15/02        156,919    137,388,123    141,116,844     (3,728,721)
Japanese Yen,
  settling 5/07/02-5/22/02      1,216,630      9,252,702      9,476,951       (224,249)
New Zealand Dollar,
  settling 6/10/02                 37,562     15,955,239     16,729,299       (774,060)
Polish Zloty,
  settling 5/08/02                  6,236      1,538,824      1,558,472        (19,648)
Swedish Krona,
  settling 5/14/02                153,105     14,611,313     14,868,030       (256,717)
                                                                          ------------
                                                                          $ (5,410,805)
                                                                          ------------


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in written options for the six months ended April 30, 2002 were as follows:

                                            Number of
                                            Contracts
                                              (000)            Premium
                                         ===============   ===============
Options outstanding at beginning
   of period ...........................         (15,000)       $  (15,741)
Options written ........................      (1,115,400)         (250,122)
Options expired ........................         330,400           210,115
Options exercised ......................         800,000            55,748
                                              ----------        ----------
Options outstanding at April 30, 2002 ..              -0-       $       -0-
                                              ----------        ----------

3. Interest Rate Swap Agreements

The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals


--------------------------------------------------------------------------------
22 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gain on investment transactions. At April 30, 2002, the Fund had no outstanding currency or interest rate swap contracts.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                -----------------------------  --------------------------------
                            Shares                          Amount
                -----------------------------  --------------------------------
                Six Months Ended   Year Ended  Six Months Ended      Year Ended
                  April 30, 2002   October 31,   April 30, 2002     October 31,
                     (unaudited)         2001      (unaudited)            2001
                ---------------------------------------------------------------
Class A
Shares sold            2,530,836      3,403,454    $ 14,743,122    $ 20,383,897
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              751,037      2,498,524       4,401,683      14,888,364
-------------------------------------------------------------------------------
Shares converted
  from Class B           265,323        345,892       1,551,417       2,060,495
-------------------------------------------------------------------------------
Shares redeemed       (4,532,411)    (8,279,567)    (26,481,232)    (49,504,139)
-------------------------------------------------------------------------------
Net decrease            (985,215)    (2,031,697)   $ (5,785,010)   $(12,171,383)
===============================================================================


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

               ------------------------------  -------------------------------
                          Shares                           Amount
               ------------------------------  -------------------------------
               Six Months Ended    Year Ended  Six Months Ended     Year Ended
                 April 30, 2002    October 31,   April 30, 2002    October 31,
                    (unaudited)          2001      (unaudited)           2001
               ----------------------------------------------------------------
Class B
Shares sold             410,708        595,382      $ 2,419,845    $ 3,569,713
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              29,523        117,862          173,605        705,162
------------------------------------------------------------------------------
Shares converted
  to Class A           (264,572)      (344,682)      (1,551,417)    (2,060,495)
------------------------------------------------------------------------------
Shares redeemed        (453,307)      (626,754)      (2,662,949)    (3,762,712)
------------------------------------------------------------------------------
Net decrease           (277,648)      (258,192)     $(1,620,916)   $(1,548,332)
==============================================================================

Class C
Shares sold             112,360        421,292      $   665,143    $ 2,519,345
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              42,014        129,893          247,078        777,221
------------------------------------------------------------------------------
Shares redeemed        (217,606)      (739,189)      (1,281,606)    (4,432,832)
------------------------------------------------------------------------------
Net decrease            (63,232)      (188,004)     $  (369,385)   $(1,136,266)
==============================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2002.


--------------------------------------------------------------------------------
24 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                 ------------------------------------------------------------------------------
                                                                     Class A
                                 ------------------------------------------------------------------------------
                                 Six Months
                                      Ended
                                   April 30,                         Year Ended October 31,
                                     2002(a)       ------------------------------------------------------------
                                 (unaudited)        2001        2000           1999          1998          1997
                                 ------------------------------------------------------------------------------
Net asset value,
  beginning of period .........  $   5.99       $   6.08    $   6.29       $   6.64       $  7.11       $  7.23
                                 ------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......       .10            .35         .38            .42           .44           .47
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions .......      (.12)           .13        (.19)          (.22)          .02           .08
                                 ------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .      (.02)           .48         .19            .20           .46           .55
                                 ------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........      (.16)          (.32)       (.38)          (.42)         (.44)         (.47)
Distributions in excess of net
  investment income ...........       -0-            -0-        (.02)          (.02)         (.42)         (.20)
Tax return of capital .........       -0-           (.25)        -0-           (.11)         (.07)          -0-
                                 ------------------------------------------------------------------------------
Total dividends and
  distributions ...............      (.16)          (.57)       (.40)          (.55)         (.93)         (.67)
                                 ------------------------------------------------------------------------------
Net asset value,
  end of period ...............  $   5.81       $   5.99    $   6.08       $   6.29       $  6.64       $  7.11
                                 ==============================================================================
Total Return
Total investment return based
  on net asset value(c)  ......      (.29)%         8.27%       3.17%          2.95%         6.90%         7.82%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............  $274,660       $289,265    $305,610       $396,867       $95,568       $96,133
Ratio to average net assets of:
  Expenses ....................      1.51%(d)       1.48%       1.52%(e)       1.44%(e)      1.74%(e)      1.58%(e)
  Net investment income .......      3.43%(d)       5.87%       6.25%          6.23%         6.46%         6.50%
Portfolio turnover rate .......       107%            79%         82%           124%          240%          173%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 ------------------------------------------------------------------------
                                                                 Class B
                                 ------------------------------------------------------------------------
                                 Six Months
                                      Ended
                                   April 30,                         Year Ended October 31,
                                     2002(a)     --------------------------------------------------------
                                 (unaudited)     2001       2000          1999         1998          1997
                                 ------------------------------------------------------------------------
Net asset value,
  beginning of period .........  $ 6.01       $  6.10    $  6.32       $  6.66       $ 7.11       $  7.23
                                 ------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......     .07           .30         33           .36          .36           .42
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions .......    (.11)          .13       (.19)         (.22)         .05           .06
                                 ------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .    (.04)          .43        .14           .14          .41           .48
                                 ------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........    (.14)         (.29)      (.34)         (.36)        (.36)         (.42)
Distributions in excess of net
  investment income ...........     -0-           -0-       (.02)         (.02)        (.43)         (.18)
Tax return of capital .........     -0-          (.23)       -0-          (.10)        (.07)          -0-
                                 ------------------------------------------------------------------------
Total dividends and
  distributions ...............    (.14)         (.52)      (.36)         (.48)        (.86)         (.60)
                                 ------------------------------------------------------------------------
Net asset value,
  end of period ...............  $ 5.83       $  6.01    $  6.10       $  6.32       $ 6.66       $  7.11
                                 ========================================================================
Total Return
Total investment return based
  on net asset value(c)  ......    (.63)%        7.49%      2.30%         2.13%        6.24%         6.90%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............  $9,345       $11,311    $13,052       $18,129       $7,217       $29,949
Ratio to average net assets of:
  Expenses ....................    2.28%(d)      2.24%      2.28%(e)      2.15%(e)     2.41%(e)      2.29%(e)
  Net investment income .......    2.62%(d)      5.05%      5.44%         5.46%        5.64%         5.79%
Portfolio turnover rate .......     107%           79%        82%          124%         240%          173%

See footnote summary on page 28.


--------------------------------------------------------------------------------
26 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   ------------------------------------------------------------------------
                                                                      Class C
                                   ------------------------------------------------------------------------
                                   Six Months
                                        Ended
                                     April 30,                   Year Ended October 31,
                                       2002(a)    ---------------------------------------------------------
                                   (unaudited)     2001       2000          1999          1998         1997
                                   ------------------------------------------------------------------------
Net asset value,
  beginning of period .........    $ 6.01       $  6.10    $  6.31       $  6.65       $  7.11       $ 7.23
                                   ------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......       .08           .30         34           .36           .25          .42
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions .......      (.12)          .13       (.19)         (.22)          .16          .07
                                   ------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .      (.04)          .43        .15           .14           .41          .49
                                   ------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........      (.14)         (.29)      (.34)         (.36)         (.41)        (.42)
Distributions in excess of net
  investment income ...........       -0-           -0-       (.02)         (.02)         (.42)        (.19)
Tax return of capital .........       -0-          (.23)       -0-          (.10)         (.04)         -0-
                                   ------------------------------------------------------------------------
Total dividends and
  distributions ...............      (.14)         (.52)      (.36)         (.48)         (.87)        (.61)
                                   ------------------------------------------------------------------------
Net asset value,
  end of period ...............    $ 5.83       $  6.01    $  6.10       $  6.31       $  6.65       $ 7.11
                                   ========================================================================
Total Return
Total investment return based
  on net asset value(c)  ......      (.64)%        7.48%      2.46%         2.13%         6.10%        6.92%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............    $4,372       $15,208    $16,578       $19,076       $16,518       $1,203
Ratio to average net assets of:
  Expenses ....................      2.23%(d)      2.19%      2.22%(e)      2.15%(e)      2.61%(e)     2.28%(e)
  Net investment income .......      2.69%(d)      5.10%      5.52%         5.50%         5.28%        5.80%
Portfolio turnover rate .......       107%           79%        82%          124%          240%         173%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $.06, decrease net realized and unrealized loss on investments per share by $.06, and decrease the ratio of net investment income to average net assets from 5.47% to 3.43% for Class A, from 4.66% to 2.62% for Class B and from 4.73% to 2.69% for Class C on anannualized basis. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                        Year Ended October 31,
                                  ---------------------------------
                                   2000     1999     1998     1997
                                  ---------------------------------
      Class A.............         1.50%    1.42%    1.73%    1.57%
      Class B.............         2.27%    2.14%    2.40%    2.28%
      Class C.............         2.21%    2.14%    2.60%    2.27%


--------------------------------------------------------------------------------
28 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity

Another term for stock.

government bond

A bond that is issued by the U.S.government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.

--------------------------------------------------------------------------------
30 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Douglas J. Peebles, Vice President
Michael Mon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.

--------------------------------------------------------------------------------
32 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 33

Alliance Multi-Market Strategy Trust
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO] (R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MMSTSR0402